                                                                    EXHIBIT 99.1

                         Foothill Capital Corporation
                     2450 Colorado Avenue, Suite 3000 West
                        Santa Monica, California 90404

                              As of June 15, 2001

FRI-MRD CORPORATION
Attn: Mr. Robert D. Gonda
18831 Von Karman Avenue
Irvine, California 92612

                      Re: Foothill Capital Corporation; Chi-Chi's, Inc., as Borrower, FRI-MRD Corporation, as a Guarantor, Prandium, Inc., as a Guarantor,
                              and each of their Subsidiaries, as Guarantors
                              --------------------------------------------------

Ladies and Gentlemen:

          Reference hereby is made to that certain Amended and Restated Loan and Security Agreement, dated as of July 19, 2000 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), by and among, on the one hand, FRI-MRD CORPORATION, a Delaware corporation ("FRI-MRD"), CHI-CHI'S, INC., a Delaware corporation ("Borrower"), for purposes of acknowledging and agreeing to Section 15.11 of the Loan Agreement, by PRANDIUM,
                              -------------
INC., a Delaware corporation, formerly known as Family Restaurants, Inc., and each of its Affiliates that are signatories thereto, and, on the other hand, FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill").
Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

          Borrower and FRI-MRD each acknowledge and agree that unwaived Events of Default have occurred. The Events of Default currently known by Foothill include the following Events of Default (the "Present Events of Default"):

          1.  In violation of the financial covenant contained in Section
                                                                  -------
7.20(a) of the Loan Agreement, the actual EBITDA of the Borrower for the period
-------
of four consecutive fiscal quarters ending December 31, 2000 was $557,000, which fails to satisfy the required minimum EBITDA for the Borrower of $4,500,000 for such period;

          2.  In violation of the financial covenant contained in Section
                                                                  -------
7.20(a) of the Loan Agreement, the actual EBITDA of the Borrower for the period
-------
of four consecutive fiscal quarters ending April 1, 2001 was ($1,500,000), which fails to satisfy the required minimum EBITDA for the Borrower of $4,500,000 for such period;

          3.  In violation of the financial covenant contained in Section
                                                                  -------
7.20(b) of the Loan Agreement, the actual EBITDA of the Borrower, HGI, KKR and
-------
FRI-Admin, on a combined basis for the period of four consecutive fiscal quarters ending December 31, 2000 was $1,970,000, which fails to satisfy the required minimum EBITDA for the Borrower, HGI, KKR and FRI-Admin, on a combined basis, of $6,000,000 for such period;

          4.  In violation of the financial covenant contained in Section
                                                                  -------
7.20(b) of the Loan Agreement, the actual EBITDA of the Borrower, HGI, KKR and
-------
FRI-Admin, on a combined basis for the period of four consecutive fiscal quarters ending April 1, 2001 was ($1,825,000), which fails to satisfy the required minimum EBITDA for the Borrower, HGI, KKR and FRI-Admin, on a combined basis, of $6,000,000 for such period;

          5.  In violation of the financial covenant contained in Section
                                                                  -------
7.20(c) of the Loan Agreement, the actual EBITDA of KKR for the period of four
-------
consecutive fiscal quarters ending December 31, 2000 was ($675,000), which fails to satisfy the required minimum EBITDA for KKR of $0 for such period;

          6.  In violation of the financial covenant contained in Section
                                                                  -------
7.20(c) of the Loan Agreement, the actual EBITDA of KKR for the period of four
-------
consecutive fiscal quarters ending April 1, 2001 was ($1,162,000), which fails to satisfy the required minimum EBITDA for KKR of $500,000 for such period;

          7.  In violation of the financial covenant contained in Section
                                                                  -------
7.20(d) of the Loan Agreement, the actual EBITDA of KKR and HGI on a combined
-------
basis for the period of four consecutive fiscal quarters ending April 1, 2001 was $2,559,000, which fails to satisfy the required minimum EBITDA for KKR and HGI on a combined basis of $3,000,000 for such period;

          8. FRI-MRD is in default with respect to its payment obligations under the Senior Discount Notes and the Senior Secured Discount Notes, which constitutes an Event of Default pursuant to Section 8.10 of the Loan Agreement.
                                            ------------

          As a result of the Present Events of Default, Borrower and FRI-MRD each acknowledge and agree that, among other things, Foothill has no further obligation to make Advances, issue Letters of Credit or otherwise extend credit to Borrower under the Loan Agreement.

          To provide FRI-MRD with additional time to negotiate a restructuring of its Indebtedness under the Senior Secured Discount Notes and the Senior Discount Notes, among other Indebtedness, Foothill agrees to forbear from exercising its remedies relative to the Present Events of Default during the Forbearance Period (as hereinafter defined), subject to the satisfaction of the following condition precedent: Foothill shall have received $8,067,982.00 (the "Funds"), in full in cash, or by wire transfer of immediately available funds, on or before June 18, 2001, from Borrower to be held by Foothill as security for the Obligations.

          Foothill has previously received from Borrower $4,000,000 in cash (the "Prior Funds"), which are also being held by Foothill as security for the Obligations.

          During the period that the Funds and the Prior Funds are held by Foothill, such Funds and Prior Funds will bear interest at the per annum rate applicable from time to time with respect to ninety (90) day certificates of deposit offered by Wells Fargo Bank, National Association, a national banking association. If at any time the aggregate amount of the Funds and the Prior Funds exceed 105% of the maximum amount of Foothill's obligations under outstanding Letters of Credit by more than $50,000, Foothill shall promptly (and in any event within five (5) Business Days of Foothill's receipt of a written notice from Borrower of the existence of such excess) pay such excess to Borrower, to the extent that such excess is greater than $50,000; provided, however that if at
                                                 --------  -------
any time the maximum amount of Foothill's obligations under outstanding Letters of Credit does not exceed $6,000,000, Foothill shall only be required to return a portion of the Funds and the Prior Funds to Borrower to the extent that the aggregate amount of the Funds and the Prior Funds exceeds 105% of the maximum amount of Foothill's obligations under outstanding Letters of Credit by more than $250,000. Foothill also agrees to pay to Borrower, on the last Business Day of each month, all accrued and unpaid interest on the Funds and the Prior Funds during such month pursuant to the first sentence of this paragraph.

          Borrower agrees that it will immediately repay to Foothill, upon demand, all outstanding Obligations to Foothill when due. In the event that Borrower fails to repay such outstanding Obligations to Foothill, the Borrower authorizes Foothill, in its sole discretion, to satisfy such outstanding Obligations from the Funds or from the Prior Funds.

          Borrower and FRI-MRD each acknowledge and agree that (a) the Funds and the Prior Funds constitute part of Foothill's existing Collateral, and are being transferred to Foothill for the sole purpose of enabling Foothill to retain direct control over the disposition of such Funds and such Prior Funds; and (b) Foothill shall have no further obligation to make Advances, issue Letters of Credit or otherwise extend credit to Borrower under the Loan Agreement as a result of the execution of this letter agreement.

          Upon the receipt of the Funds, Foothill agrees to release its liens in or on the Real Property Collateral, and to execute and deliver any lien releases, mortgage releases, and other similar discharge or release documents, prepared by Borrower's counsel at Borrower's expense, as are reasonably necessary to release, as of record, mortgages and liens on the Real Property Collateral previously filed or recorded by Foothill.

          Borrower and Foothill further agree that upon (a) the release of all of Foothill's obligations under outstanding Letters of Credit or (b) the issuance of an irrevocable letter of credit, in form and substance and from an issuer, that is reasonably acceptable to Foothill, in an amount equal to 105% of the maximum amount of Foothill's obligations under outstanding Letters of Credit pursuant to Section 2.2(e) of the Loan Agreement, Foothill shall waive
            --------------
Borrower's obligation pursuant to Section 3.6 of the Loan Agreement to pay the
                                  -----------
Applicable Termination Premium.

          As used herein, Forbearance Period shall mean the period commencing on the date when the above referenced condition precedent has been satisfied and continuing through the earliest to occur of: (i) September 15, 2001 (or such later date as Foothill may designate in writing in its sole discretion); and
(ii) the occurrence of any Event of Default other than a Present Event of Default or an Event of Default which occurs as a result of any failure by Borrower or any of its Affiliates to comply with the requirements set forth in Sections 7.20 or 7.21 of the Loan Agreement.
-------- ----    ----

          The forbearance referenced herein is limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement (as it may from time to time be amended), and, except as expressly set forth herein, shall not operate as a waiver or an amendment of any right, power or remedy of Foothill, nor as a consent to any further or other matter, under the Loan Documents.

          This letter agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this letter agreement by signing any such counterpart. Delivery of an executed counterpart of this letter agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this letter agreement. Any party delivering an executed counterpart of this letter agreement by telefacsimile also shall deliver an original executed counterpart of this letter agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this letter agreement.

          This letter agreement is a Loan Document.

          Please indicate your agreement with the foregoing by signing this letter agreement in the space provided for your signature below and returning it to the undersigned.

                                              FOOTHILL CAPITAL CORPORATION


                                              By /s/ Teresa M. Bolick
                                                 ------------------------------

                                              Title Vice President
                                                    ---------------------------

     Acknowledged and Agreed:

     FRI-MRD CORPORATION,
     a Delaware corporation



     By /s/ Robert D. Gonda
        -----------------------

     Title Vice President and Treasurer
           ----------------------------



     CHI-CHI'S, INC.,
     a Delaware corporation



     By /s/ Robert D. Gonda
        -----------------------

     Title Vice President and Treasurer
           ----------------------------









     cc:       David Reamer, Esq.
               John Francis Hilson, Esq.